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American Funds Insurance Series(R)


Prospectus Supplement dated December 17, 2004
for Class 1 Shares, Class 2 Shares and Class 3 Shares prospectuses dated May 1, 2004


The first paragraph on page 24 (Class 1 and Class 2) and page 8 (Class 3) is amended as follows:

The fund seeks to make your investment grow and provide you with income over time by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The fund may invest up to 15% of its assets in securities of issuers domiciled outside the United States and not included in Standard & Poor's 500 Composite Index. The fund is designed for investors seeking both capital appreciation and income.

The first paragraph on page 27 (Class 1 and Class 2) and page 11 (Class 3) is amended as follows:

The fund seeks to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less). The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and not included in Standard & Poor's 500 Composite Index, and up to 5% of its assets in debt securities of non-U.S. issuers. In addition, the fund may invest up to 25% of its assets in lower quality debt securities (rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality). Under normal market conditions, the fund's investment adviser expects (but is not required) to maintain an investment mix falling within the following ranges: 40%-80% in equity securities; 20%-50% in debt securities; and 0%-40% in money market instruments. The fund is designed for investors seeking above-average total return.



          Please keep this Supplement with your copy of the Prospectus